UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
CODEXIS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 28, 2026

Dear Stockholder:

You are invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Codexis, Inc. (“Codexis,” “we,” “us” or “our”) to be held on Wednesday, June 17, 2026, at 9:00 a.m., Pacific time. The Annual Meeting will be held in a virtual format via live audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/CDXS2026. Refer to the “Information Concerning Voting and Solicitation” section of the accompanying proxy statement for detailed procedures regarding attending, submitting questions and voting at the virtual Annual Meeting.

At the Annual Meeting, you will be asked to:

(i) elect three Class I director nominees identified in the accompanying proxy statement to hold office until the 2029 annual meeting of stockholders;

(ii) ratify the selection by the audit committee of our board of directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

(iii) approve, on a non-binding, advisory basis, the compensation of our named executive officers; and

(iv) transact such other business as may properly come before the Annual Meeting.

The accompanying Notice of Annual Meeting and proxy statement describe these matters. We urge you to read this information carefully.

Your board of directors unanimously believes that each of the proposals set forth above and described in the accompanying Notice of Annual Meeting and proxy statement is in the best interests of Codexis and its stockholders, and, accordingly, recommends a vote “FOR” the election of each of the nominees for director, “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm, and “FOR” the approval of the compensation of our named executive officers on a non-binding, advisory basis.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting online. Whether or not you expect to attend the Annual Meeting online, please vote as soon as possible. You may vote on the Internet or by telephone. If, however, you requested to receive paper proxy materials, then you may also vote by mailing a complete, signed and dated proxy card or voting instruction card in the envelope provided. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the instructions provided to you by that broker, bank or other nominee to determine how you will be able to submit your voting instructions. Voting by written proxy, over the Internet or by telephone will ensure your shares are represented at the Annual Meeting.

Sincerely,

Alison Moore, Ph.D.

President and Chief Executive Officer

CODEXIS, INC.

200 Penobscot Drive

Redwood City, CA 94063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 17, 2026

To the Stockholders of Codexis, Inc. (“Codexis,” “we,” “us” and “our”):

We will hold an annual meeting of our stockholders (the “Annual Meeting”) on Wednesday, June 17, 2026, at 9:00 a.m., Pacific time, for the following purposes:

(i) To elect Stephen G. Dilly, Raymond De Vré, and Rahul Singhvi to our board of directors for a three-year term expiring at the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal;

(ii) To ratify the selection by the audit committee of our board of directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

(iii) To approve, on a non-binding, advisory basis, the compensation of our named executive officers; and

(iv) To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The Annual Meeting will be held in a virtual format via live audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/CDXS2026. Refer to the “Information Concerning Voting and Solicitation” section of the accompanying proxy statement for detailed procedures regarding attending, submitting questions and voting at the virtual Annual Meeting.

These items of business are described in the attached proxy statement. Only stockholders of record of shares of our common stock at the close of business on April 20, 2026, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

We have elected to provide our proxy materials to our stockholders over the Internet as permitted by the rules of the U.S. Securities and Exchange Commission. As a result, we are mailing most of our stockholders a paper copy of the Notice of Internet Availability of Proxy Materials (the “Notice”), but not a paper copy of our proxy statement and our 2025 annual report to stockholders. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2025 annual report to stockholders, including the consolidated financial statements and financial statement schedules from our Annual Report on Form 10-K, but excluding exhibits to the Annual Report on Form 10-K, and a form of proxy card or voting instruction card. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of our proxy materials by mail.

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the principal executive offices of Codexis during regular business hours for a period of not less than ten days prior to the Annual Meeting.

Your vote is very important. It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting online. You may vote on the Internet or by telephone. If, however, you requested to receive paper proxy materials, then you may also vote by mailing a complete, signed and dated proxy card or voting instruction card in the envelope provided. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the instructions provided to you by that broker, bank or other nominee to determine how you will be able to submit your voting instructions. Submitting a proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting.

Sincerely,

Alison Moore, Ph.D.

President and Chief Executive Officer

Redwood City, California

April 28, 2026

i

ii

CODEXIS, INC.

200 Penobscot Drive

Redwood City, CA 94063

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2026

The Board of Directors (the “Board”) of Codexis, Inc. (referred to herein as the “Company,” “Codexis,” “we,” “us” or “our”) is soliciting your proxy to vote at our 2026 Annual Meeting of Stockholders to be held on Wednesday, June 17, 2026, at 9:00 a.m., Pacific time, or at any continuation, postponement or adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held in a virtual format via live audio webcast for the purposes discussed in this proxy statement (the “Proxy Statement”) and in the accompanying Notice of Annual Meeting, as well as any other business properly brought before the Annual Meeting. Stockholders can attend the meeting via the Internet at www.virtualshareholdermeeting.com/CDXS2026 by using the 16-digit control number which appears on the Notice of Internet Availability of Proxy Materials, the proxy card and the instructions that accompanied your proxy materials. This Proxy Statement is dated as of April 28, 2026.

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

We have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of April 20, 2026 (the “Record Date”), while brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice, or to request a printed set of the proxy materials. Instructions on how to request a printed copy by mail or e-mail may be found in the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about April 28, 2026, we are making this Proxy Statement available on the Internet. We are mailing the Notice to all stockholders entitled to vote at the Annual Meeting on or about April 28, 2026. We intend to mail or e-mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested copies of such materials by mail or e-mail, within three business days of such request.

The Company’s 2025 annual report to stockholders, which contains consolidated financial statements and financial statement schedules from our Annual Report on Form 10-K for 2025 (the “Annual Report”), accompanies this Proxy Statement if you have requested and received a copy of the proxy materials in the mail. Stockholders that receive the Notice can access this Proxy Statement and the Annual Report at the website referred to in the Notice. The Annual Report and this Proxy Statement are also available on our investor relations website at www.codexis.com/investors, at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov and at www.proxyvote.com. You also may obtain a copy of our Annual Report, including the consolidated financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K, without charge, by writing to our Investor Relations team at the above address. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit.

INFORMATION CONCERNING VOTING AND SOLICITATION

Who Can Vote

You are entitled to vote if you are a stockholder of record of our common stock, par value $0.0001 per share (the “common stock”), as of the close of business on the Record Date. You are entitled to one vote for each share of common stock held on all matters to be voted upon at the Annual Meeting. Your shares may be voted at the Annual Meeting only if you are present at the Annual Meeting or represented by a valid proxy.

Voting of Shares

If, at the close of business on the Record Date, your shares of common stock were registered directly in your name with Equiniti Trust Company, LLC, the transfer agent of our common stock, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy by completing, dating and signing the proxy card and promptly returning it in the pre-addressed, postage paid envelope provided to you, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If your shares of common stock are held in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares and you have the right to instruct your broker, bank or other nominee, who is considered the stockholder of record for the purposes of voting at the Annual Meeting, on how to vote the shares in your account. Your broker, bank or nominee will send you a voting instruction form for you to use to direct how your shares should be voted.

The Internet and telephone voting will close at 11:59 p.m., Eastern time, on June 16, 2026. If you vote through the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by you. If you vote by the Internet or telephone, then you do not need to return a written proxy card by mail.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the virtual Annual Meeting online. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically, telephonically and in writing by 11:59 p.m., Eastern time, on June 16, 2026) that are received before the polls are closed at the Annual Meeting, and that are not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted “FOR” the election of Stephen G. Dilly, Raymond De Vré and Rahul Singhvi as our Class I directors, “FOR” the ratification of the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm, and “FOR” the approval of the compensation of our named executive officers in a non-binding, advisory vote. The proxy gives each of Alison Moore, Ph.D. and Georgia Erbez, discretionary authority to vote your shares in accordance with her best judgment with respect to all additional matters that might come before the Annual Meeting.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

•	delivering to our Secretary a signed written notice of revocation, bearing a date later than the date of the original proxy, stating that the original proxy is revoked;

•	signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy;

•	submitting another proxy by telephone or over the Internet (your latest telephone or Internet voting instructions will be followed); or

•

attending the virtual Annual Meeting and voting online by following the instructions at www.virtualshareholdermeeting.com/CDXS2026, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Codexis proxies should be addressed to:

Codexis, Inc.

200 Penobscot Drive

Redwood City, CA 94063

Attention: Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote online if your shares are held in street name.

Voting Online

If you are a stockholder of record, you may vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.virtualshareholdermeeting.com/CDXS2026. If you are a beneficial owner, you are also invited to attend the Annual Meeting online. Since a beneficial owner is not the stockholder of record, however, you may not vote these shares online at the Annual Meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Quorum and Votes Required

At the close of business on the Record Date, 90,896,567 shares of our common stock were outstanding and entitled to vote. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Quorum. A majority in voting power of the common stock issued and outstanding and entitled to vote, present in person by attendance online or represented by proxy at the Annual Meeting, will constitute a quorum at the Annual Meeting. Shares of common stock held by persons attending the Annual Meeting online but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker non-votes will be counted as present for purposes of determining a quorum.

Broker Non-Votes. If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. The Company believes that Proposal 2 (the ratification of KPMG as our independent registered public accounting firm for the year ending December 31, 2026) is the only “routine” matter to be presented at the Annual Meeting on which brokers will be permitted to vote shares on your behalf, even without voting instructions. If your broker votes these shares on your behalf, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting. Other than Proposal 2, the Company believes that all proposals set forth in this Proxy Statement are considered “non-routine” matters and brokers will not be able to vote on behalf of their clients if no voting instructions have been furnished.

Election of Class I Directors. Our amended and restated bylaws (“bylaws”) provide that a plurality of votes cast in favor of the election of a director shall be sufficient to elect such director to the Board. Under this plurality voting standard, the nominees for available directorships who receive the highest number of affirmative votes cast are elected. Withheld votes will not have any effect on the election of directors. Brokers are not empowered to vote on the election of directors without instructions from the beneficial owner of the shares and thus broker non-votes likely will occur. Since broker non-votes are not considered votes cast for a candidate, they will not have any effect on the election of directors.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority in voting power of the shares present in person by attendance online or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required for the ratification of the selection of KPMG as our independent registered public accounting firm. Abstentions will have the same effect as voting against this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm; thus, broker non-votes are generally not expected to result from the vote on this proposal.

Approval, on a Non-binding, Advisory Basis, of Named Executive Officer Compensation. The affirmative vote of the holders of a majority in voting power of the shares present in person by attendance online or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be deemed to be approval of the resolution on the compensation of our named executive officers as disclosed in this Proxy Statement. Abstentions will have the same effect as voting against this proposal. Because this matter is considered “non-routine,” broker non-votes will not have any effect on the proposal. Although the outcome of this advisory vote on the compensation of the named executive officers is non-binding, the compensation committee of the Board and the Board will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

How do I attend the Virtual Annual Meeting?

This year’s Annual Meeting will be held entirely online. Stockholders as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/CDXS2026. To join the Annual Meeting, you will need to have your 16-digit control number which is included on the Notice and your proxy card.

Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m., Pacific time. Online access to the audio webcast will open approximately 10 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Log in Instructions. To attend the online Annual Meeting, log in at www.virtualshareholdermeeting.com/CDXS2026. Stockholders will need their unique 16-digit control number which appears on the Notice and the instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible, so that you can be provided with a control number and gain access to the meeting.

Submitting Questions at the virtual Annual Meeting. During the Annual Meeting, stockholders may submit questions in writing related to the business of the Annual Meeting on www.virtualshareholdermeeting.com/CDXS2026. Stockholders will need their unique control number which appears on their Notice, the proxy card and the instructions that accompanied the proxy materials.

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting’s Rules of Conduct and that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. In order to promote fairness, efficient use of the Company’s resources and in order to ensure all stockholders are responded to, we will respond to up to two questions from a single stockholder.

The Annual Meeting’s Rules of Conduct will be posted on www.codexis.com/investors approximately two weeks prior to the day of the Annual Meeting.

Attending the virtual Annual Meeting as a Guest. Guests may enter the Annual Meeting in “listen-only” mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/CDXS2026 and entering the information requested in the “Guest Login” section. Guests will not have the ability to vote or ask questions during the virtual Annual Meeting.

Technical Assistance. Beginning 10 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have regarding accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. All costs of solicitation of proxies will be borne by us. In addition to the solicitation of proxies by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We will also request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices of Annual Meeting, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of the Record Date for:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our named executive officers;

•	each of our directors and director nominees; and

•	all directors and current executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Codexis, Inc., 200 Penobscot Drive, Redwood City, CA 94063. We have determined beneficial ownership in accordance with the rules promulgated by the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Percentage of beneficial ownership is based on 90,896,567 shares of common stock outstanding as of the Record Date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Aberdeen Group plc(1)	7,966,498	8.8%
Opaleye Management Inc.(2)	6,789,738	7.5%
BlackRock, Inc.(3)	5,979,480	6.6%
Integrated Core Strategies (US) LLC(4)	4,734,627	5.2%
Named Executive Officers, Directors and Director Nominees:
Alison Moore, Ph.D.(5)	133,476	*
Georgia Erbez(6)	34,780	*
Stefan Lutz, Ph.D.(7)	127,819	*
Stephen G. Dilly, M.B.B.S., Ph.D.(8)	2,435,802	2.6%
Cynthia Collins(9)	23,725	*
Raymond De Vré, Ph.D.(10)	14,536	*
Esther Martinborough, Ph.D.(11)	88,053	*
H. Stewart Parker(12)	102,600	*
Christos Richards(13)	14,717	*
Rahul Singhvi, Sc.D.(14)	96,069	*
David V. Smith(15)	153,292	*
All executive officers and directors as a group (11 persons)(16)	3,224,869	3.5%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)

Based solely on a Schedule 13G/A (the “Aberdeen 13G/A”) filed by Aberdeen Group plc (“Aberdeen”) on January 15, 2026 with respect to shares of Codexis common stock beneficially owned by Aberdeen as of December 31, 2025. Based solely on the Aberdeen 13G/A, Aberdeen has shared voting and dispositive power with respect to 7,966,498 shares of Codexis common stock, and therefore may be deemed to have beneficial ownership with respect to 7,966,498 shares of Codexis common stock. The principal business address of Aberdeen is 1 George Street, Edinburgh, United Kingdom, EH2 2LL.

(2)

Based solely on a Schedule 13G/A (the “Opaleye 13G/A”) filed by Opaleye Management, Inc. and its affiliate Opaleye, L.P. (collectively, “Opaleye”) on January 23, 2026, with respect to shares of Codexis common stock beneficially owned by Opaleye as of December 31, 2025. Based solely on the Opaleye 13G/A, Opaleye has shared voting and dispositive power with respect to 6,789,738 shares of Codexis common stock, and therefore may be deemed to have beneficial ownership with respect to 6,789,738 shares of Codexis common stock. The principal business address of Opaleye is One Boston Place, Suite 200, Boston, MA, 02108.

(3)

Based solely on a Schedule 13G/A (the “BlackRock 13G/A”) filed by BlackRock, Inc. (“BlackRock”) on April 24, 2025, with respect to shares of Codexis common stock beneficially owned by BlackRock as of March 31, 2025. Based solely on the BlackRock 13G/A, BlackRock has sole voting power with respect to 5,884,329 shares of Codexis common stock and sole dispositive power with respect to 5,979,480 shares of Codexis common stock, and therefore BlackRock may be deemed to have beneficial ownership with respect to 5,979,480 shares of Codexis common stock. The principal business address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(4)

Based solely on a Schedule 13G (the “Integrated Core Strategies 13G”) filed by Integrated Core Strategies (US) LLC, Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander (collectively, the “Integrated Core Strategies Reporting Persons”) on April 14, 2026 with respect to shares of Codexis common stock beneficially owned by Integrated Core Strategies Reporting Persons as of April 9, 2026. Based solely on the Integrated Core Strategies Reporting Persons 13G, each of the Integrated Core Strategies Reporting Persons has shared voting and dispositive power with respect to 4,734,627 shares of Codexis common stock, and each of the Integrated Core Strategies Reporting Persons may be deemed to be the beneficial owner with respect to 4,734,627 shares of Codexis common stock. The principal business address of the Integrated Core Strategies Reporting Persons is 399 Park Avenue, New York, New York 10022.

(5)

Consists of (i) 114,257 shares of our common stock and (ii) 19,219 shares issuable pursuant to stock options exercisable within 60 days of Record Date. Excludes 136,249 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.

(6)

Consists of (i) 15,561 shares of our common stock and (ii) 19,219 shares issuable pursuant to stock options exercisable within 60 days of Record Date. Excludes 51,249 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.

(7)

Consists of (i) 107,122 shares of our common stock and (ii) 20,697 shares issuable pursuant to stock options exercisable within 60 days of Record Date. Excludes 23,299 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.

(8)

Consists of (i) 620,079 shares of our common stock and (ii) 1,815,723 shares issuable pursuant to stock options exercisable within 60 days of Record Date. Excludes 106,974 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.

(9)	Consists of 23,725 shares of our common stock. Excludes 88,432 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.
(10)	Consists of 14,536 shares of our common stock. Excludes 72,880 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.
(11)	Consists of 88,053 shares of our common stock. Excludes 40,983 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.
(12)	Consists of 102,600 shares of our common stock. Excludes 40,983 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.
(13)	Consists of 14,717 shares of our common stock. Excludes 70,416 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.
(14)

Consists of (i) 91,069 shares of our common stock and (ii) 5,000 shares issuable pursuant to stock options exercisable within 60 days of Record Date. Excludes 45,983 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.

(15)

Consists of 153,292 of our common stock, including 64,722 shares owned directly by Mr. Smith and 88,570 shares owned directly by a family trust for which Mr. Smith serves as trustee. Excludes 40,983 shares of restricted stock units that are not vesting and issuable within 60 days of Record Date.

(16)	Consists of (i) 1,256,441 shares owned directly, (ii) 88,570 shares owned by family trusts, and (iii) 1,879,858 shares issuable pursuant to stock options exercisable within 60 days of the Record Date.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and Section 16 officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2025.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause actual results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. Important factors that could cause actual results to differ materially include, among others: our ability to successfully develop and commercialize our products and services; our reliance on a limited number of customers and collaborations; our ability to attract and retain key personnel; the competitive landscape for enzyme engineering and RNA therapeutic manufacturing; our ability to protect our intellectual property; and general economic and market conditions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, our quarterly reports on Form 10-Q and our current reports on Form 8-K.

PROPOSAL 1

ELECTION OF DIRECTORS

Board Structure

Our bylaws provide for a fixed number of directors as set by the Board. There are currently nine directors on our Board.

The directors are divided into three classes, each of whom serves for a term of three years: Class I directors (who hold office until the close of the Annual Meeting), Class II directors (who hold office until the close of the 2027 annual meeting of stockholders) and Class III directors (who hold office until the close of the 2028 annual meeting of the stockholders). At each annual meeting of stockholders, the term of one of the classes of directors expires. The class of directors with a term expiring at the Annual Meeting are the Class I directors, currently consisting of three directors, Stephen G. Dilly, Raymond De Vré and Rahul Singhvi.

Director Nominees

Based upon the recommendation of our nominating and corporate governance committee, our Board has nominated each of Messrs. Dilly, De Vré and Singhvi for election as a Class I director to our Board. Messrs. Dilly, De Vré and Singhvi are currently serving as directors of the Company. If elected, each director nominee would serve a three-year term expiring at the close of our 2029 annual meeting of stockholders. Each director will hold office until their successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal. Messrs. Dilly, De Vré and Singhvi currently serve on our Board and have agreed to be named in this proxy statement and to serve as a director if elected. Biographical information of each director nominee is furnished below under “Director Nominee Biographical Information.”

Set forth below is information regarding the director nominees:

Name	Age	Director Since	Class/Term Expires
Stephen G. Dilly, M.B.B.S., Ph.D.(1)	66	2020	Class I/2029
Raymond De Vré, Ph.D.(2)(3)	58	2024	Class I/2029
Rahul Singhvi, Sc.D.(3)	61	2022	Class I/2029

(1)	Executive Chair of the Board.
(2)	Member of the audit committee.
(3)	Member of the science and technology committee.

Director Nominee Biographical Information

The following biographical information is furnished with regard to the director nominees.

Stephen G. Dilly, M.B.B.S., Ph.D. has been a director of Codexis since June 2020. In addition, he served as Chairman of our Board from August 2024 to November 2025 and he has served as our Executive Chair since November 2025. Dr. Dilly served as our President and Chief Executive Officer from August 2022 to November 2025. Dr. Dilly’s extensive management and transactional experience in the life science industry and experience in drug development led to the conclusion that he should serve on our Board. Dr. Dilly currently serves as President, Chief Executive Officer (since November 2025) and Chair of the Board of Directors (since December 2025) of Sonoma Biotherapeutics, Inc., a privately-held, clinical-stage biotechnology company developing treatments for autoimmune and inflammatory diseases. From May 2020 until its acquisition by GlaxoSmithKline plc in July 2022, Dr. Dilly served as Chief Executive Officer of Sierra Oncology, a public, late-stage clinical biopharmaceutical company, where he oversaw all operations of the company, and as a member of Sierra’s board of directors. Dr. Dilly received the Bloom-Burton award for his leadership of Sierra Oncology. Dr. Dilly previously served as Chief Executive Officer of Aimmune Therapeutics, a public biopharmaceutical company that was acquired by Nestlé Health Science, from April 2014 to June 2018, and as a member of Aimmune’s board of directors from April 2013 to June 2018. Dr. Dilly was Chief Executive Officer of PhotoThera, Inc., a medical device company, from January 2012 to December 2012. From 2006 to 2011, Dr. Dilly served as President and Chief Executive Officer and a member of the board of directors of APT Pharmaceuticals, Inc., a drug development company. From 2007 to 2009, he was a member of the board of directors of Avigen, Inc., a biopharmaceutical company, which merged with MediciNova, Inc. in December 2009. From 2003 to 2006, he served as Chief Medical Officer and Senior Vice President of Development of Chiron BioPharma, a biotechnology company which was later acquired by Novartis International AG. From 1998 to 2003, Dr. Dilly held various management positions at Genentech, Inc., a biotechnology company acquired by Roche Holding, including Vice President of Development Sciences from 2002 to 2003 and Vice President of Medical Affairs from 1998 to 2001. From 1988 to 1998, Dr. Dilly held various management positions in drug development with SmithKline Beecham, PLC, a healthcare company in the U.K. Dr. Dilly served on the board of directors of Cognoa, Inc., a digital healthcare company, from November 2018 to October 2024. From May 2010 until September 2020, Dr. Dilly served on the board of directors of Sangamo Therapeutics, Inc., a public genomic therapies company. Dr. Dilly holds an M.B.B.S. from the University of London in the U.K. and a Ph.D. in cardiac physiology from the University of London.

Raymond De Vré, Ph.D. has served as a director of Codexis since November 2024. Dr. De Vré’s extensive executive-level experience led to the conclusion that he should serve on our Board. Dr. De Vré founded and has served as Managing Director at RADV Advisory, an independent strategic and operational advisory company focused on investments in the global healthcare and contract development and manufacturing organization (“CDMO”) space since August 2023. Prior to founding RADV Advisory, Dr. De Vré was the Chief Executive Officer of PolyPeptide Group, a CDMO focused on peptide- and oligonucleotide-based therapies for pharmaceutical and biotech companies globally from April 2021 to April 2023. Prior to PolyPeptide, Dr. De Vré held multiple senior leadership roles at Dr. Reddy’s Laboratories from 2012 to 2021, including Senior Vice President, Head of Biologics, and served as a member of the Management Council. Earlier in his career, he was a Partner at McKinsey & Company, working mostly in pharmaceutical and biotech practice. Dr. De Vré has served since October 2025 on the board of directors of ExcellGene SA, a biotechnology company specializing in developing and producing recombinant biologics, and since September 2025 on the board of directors of EQL Pharma AB, a public pharmaceutical company based in Sweden. Dr. De Vré holds a Ph.D. in Applied Physics from Stanford University and a master’s degree in engineering from Université Libre de Bruxelles.

Rahul Singhvi, Sc.D. has served as a director of Codexis since September 2022. Dr. Singhvi’s extensive experience and expertise in research and development, operations and commercialization of pharmaceuticals led to the conclusion that he should serve on our Board. Dr. Singhvi has served as the founder and Chief Executive Officer of Axella Biosciences, Inc., a private provider of technologies to deliver end-to-end CDMO services for biologicals and ADCs, since January 2025. Dr. Singhvi served as the Chief Executive Officer and a member of the board of directors of National Resilience, Inc., a private biomanufacturing company, from July 2020 to January 2025. From October 2019 to July 2020, Dr. Singhvi was an Operating Partner at Flagship Pioneering, a life sciences innovation firm, where he was responsible for founding and operating companies launched from Flagship’s innovation foundry, Flagship Venture Labs. Before joining Flagship, from September 2013 until October 2019, Dr. Singhvi was the Chief Operating Officer of the Global Vaccine Business Unit at Takeda Pharmaceutical Company, a public pharmaceutical company, where he oversaw the worldwide supply and expansion efforts of all commercialized vaccines and development candidates within the business unit. Prior to Takeda, from August 2005 to April 2011, he was the President and Chief Executive Officer of Novavax, Inc., a public vaccine-development company. Dr. Singhvi previously served on the board of directors of ImmunoCellular Therapeutics, Ltd., a public immunotherapy company, from June 2010 to November 2018. Dr. Singhvi served on the board of directors of Stratus Therapeutics (formerly Garuda Therapeutics), a private stem cell-based cellular therapies company, from 2021 to 2025, and since 2023 has served on the Board of Trustees of the Keck Graduate Institute. Additionally, Dr. Singhvi has served on the board of directors of TAG1 since October 2024 and on the board of directors of Kairos Pharmaceuticals, Ltd., a public clinical-stage biopharmaceutical company, since December 2024. Dr. Singhvi holds a B.Tech in Chemical Engineering from the Indian Institute of Technology at Kanpur, an M.S. and Sc.D. in Chemical Engineering from the Massachusetts Institute of Technology and an M.B.A. from The Wharton School of the University of Pennsylvania.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CLASS I DIRECTOR NOMINEES.

Directors Not Standing for Election

Set forth below is information for the members of the Board who are not standing for election at this year’s Annual Meeting:

Name	Age	Director Since	Class/Term Expires
Cynthia Collins(2)	68	2025	Class II/2027
H. Stewart Parker(3)(4)(5)	70	2022	Class II/2027
Christos Richards(5)	68	2025	Class II/2027
Alison Moore, Ph.D.	59	2025	Class III/2028
David V. Smith(2)(3)(4)(5)	66	2016	Class III/2028
Esther Martinborough, Ph.D.(1)(2)(3)	60	2021	Class III/2028*

(1)	Member of the science and technology committee.
(2)	Member of the compensation committee.
(3)	Member of the strategy committee.
(4)	Member of the audit committee.
(5)	Member of the nominating and corporate governance committee.
*

On April 10, 2026, Dr. Martinborough, previously a director serving in Class II, resigned as a member of the Board and was immediately elected to the Board to serve as a Class III director, solely to rebalance the Board classes.

The following director biographical information is furnished with regard to our directors (other than our director nominees) who are not standing for election at this year’s Annual Meeting.

Cynthia Collins has served as a director of Codexis since March 2025. Ms. Collins’ extensive experience in genetic and cell medicines, biopharmaceuticals, life sciences, and diagnostics led to the conclusion that she should serve on our Board. Ms. Collins served as Executive Chair and Interim Chief Executive Officer of Nutcracker Therapeutics, Inc., a private contract, research, development and manufacturing organization, between February and November 2025. Ms. Collins served as Chief Executive Officer of Editas Medicine, Inc., a public gene editing company, from February 2019 to February 2021, where she was involved in dosing the first patient ever with an in-vivo gene modified therapy. Previously, Ms. Collins served as Chief Executive Officer of Human Longevity Inc., a private genomic research and in vitro diagnostics company, from January 2017 to December 2017, Chief Executive Officer/General Manager of General Electric Healthcare’s Cell Therapy and Lab Businesses from October 2013 to December 2016, and Chief Executive Officer of GenVec, Inc., a vaccine and gene therapy company from May 2012 to September 2013. Currently, Ms. Collins serves as a member of the Board of Directors of several healthcare companies, including MaxCyte, Inc. since October 2024, Alanis Therapeutics Inc. since November 2023, Certara, Inc. since July 2021, DermTech, Inc. since May 2018, and Draper Laboratory since 2021. She is also a board member of the Foundation for mRNA Medicines. Ms. Collins previously served on the board of directors of Nutcracker Therapeutics, Inc. from April 2023 to November 2025, Poseida Therapeutics, Inc., from 2021 to 2025, Panavance Therapeutics Inc., from 2021 to 2024, Triumvira Immunologics from 2018 to 2023, and Biocare Medical from 2018 to 2021. Ms. Collins holds a Bachelor of Science degree in Microbiology from the University of Illinois, Urbana and an MBA from The University of Chicago Booth School of Business.

Esther Martinborough, Ph.D. has served as a director of Codexis since February 2021. Dr. Martinborough’s significant experience as an executive of biotechnology and pharmaceutical companies, as well as expertise in drug development, led to the conclusion that she should serve on our Board. Dr. Martinborough served as the Chief Scientific Officer at Escient Pharmaceuticals, a private biotechnology company, from April 2023 until its acquisition by Incyte Corporation in May 2024, after having previously served as its Senior Vice President of Research since August 2018. Between 2008 and 2018, Dr. Martinborough held roles of increasing responsibility at Receptos, Inc., a biotechnology company acquired by Celgene Corporation in 2015. From 2015 to 2018, Dr. Martinborough was Executive Director of Research at Receptos, where she headed the chemistry, biology and pharmacokinetics efforts focused on the selection of strategic new drug discovery programs in neurology and metabolic diseases. From 2008 to 2015, she served as Senior Director, Head of Chemistry at Receptos. Before Receptos, Dr. Martinborough held positions at Vertex Pharmaceuticals, a public pharmaceutical company, developing novel approaches to treating pain and at Ligand Pharmaceuticals, a public biopharmaceutical company, focused on hormonal dysfunctions. Dr. Martinborough also served from 2021 to 2025 as a board member of San Diego Squared (SD2) which is a nonprofit organization that focuses on empowering tomorrow’s STEM leaders. Dr. Martinborough holds a Ph.D. from the Swiss Institute of Technology, Zurich, and performed post-doctoral studies at the University of Illinois, at Urbana-Champaign.

H. Stewart Parker has served as a director of Codexis since December 2022. Ms. Parker’s extensive experience in management of biotechnology companies and public company corporate governance led to the conclusion that she should serve on our Board. Ms. Parker has served as a Principal at Parker BioConsulting, a biotechnology consulting firm, since January 2009. From March 2011 to June 2014, Ms. Parker served in various roles at the Infectious Disease Research Institute, a not-for-profit global health research institute, including as its Chief Executive Officer, strategic advisor and a member of its board of directors. Prior to that, Ms. Parker served in various roles of leadership at biopharmaceutical companies since 1992, including as Chief Executive Officer of Targeted Genetics Corporation, a public biopharmaceutical company, which she founded. Previously, Ms. Parker served on the board of directors of Achieve Life Sciences, Inc., a public pharmaceutical company, from August 2017 to May 2021, Armata Pharmaceuticals, Inc. (formerly C3J Therapeutics, Inc.), a public biotechnology company, from May 2019 to December 2020, IMPEL Pharmaceuticals Inc., a public pharmaceutical company, from May 2014 to April 2023, Stride Bio, Inc., a private biotechnology company concentrating on gene therapy, from January 2018 to December 2023, and Inventprise, Inc., a private biotechnology company, from March 2022 to April 2025. Currently, Ms. Parker serves on the board of directors of Sangamo Therapeutics, Inc., a public genomic therapies company, since June 2014, and on the Board of Trustees of Trout Unlimited, a non-profit organization dedicated to the conservation of freshwater streams, rivers, and associated upland habitats, since September 2023. Ms. Parker has also served on the advisory boards of the University of Washington Foster School of Business and College of Arts & Sciences from 2009 to 2020. Ms. Parker holds a B.A. in Slavic Language & Literature and an M.B.A. in Finance and International Business from the University of Washington.

Christos Richards has served as a director of Codexis since January 2025. Mr. Richards’s extensive global executive advisory and search experience for the biopharmaceutical and healthcare industry led to the conclusion that he should serve on our Board. Mr. Richards has served as a Partner and as Global Head of Healthcare and Life Sciences at Calibre One, Inc., an international executive search firm, since October 2022. Prior to joining Calibre One, Mr. Richards served as a consultant with the global life sciences team at Spencer Stuart, Inc., and a member of Spencer Stuart’s global BioPharma Board Practice from October 2019 to September 2022. Prior to that, Mr. Richards was a partner at Catalyst Advisors, LLC, an executive search firm, from January 2014 to October 2019. From October 1998 to January 2014, Mr. Richards held positions of increasing responsibility at Levin & Company, Inc., an executive search and consulting firm, including serving as Levin & Company’s Chief Executive Officer from January 2009 to January 2014. Mr. Richards served as a Principal of Stanton Chase International from July 1996 to October 1998. From 1987 to July 1996, Mr. Richards founded and served as Chief Executive Officer of Career Connection/Nexium Inc. Previously, Mr. Richards served on the board of directors of Coherus BioSciences, Inc., a publicly traded biopharmaceutical company, from its initial public offering in November 2014 to November 2020. Mr. Richards earned his diploma in 1980 in hospitality management from the Schweizerische Wirteschule in Lucerne/Davos, Switzerland.

Alison Moore, Ph.D., has served as our President and Chief Executive Officer since November 2025 and previously served as our Chief Technical Officer from September 2024 to November 2025. Dr. Moore previously served as a director of Codexis from June 2020 until September 2024, and was reappointed as a director of our Board in November 2025. Dr. Moore’s extensive experience in biotechnology and pharmaceutical companies led to the conclusion that she should serve on our Board. Dr. Moore served as the Chief Technical Officer of Allogene Therapeutics, Inc., a public biotechnology company, from June 2018 to April 2023. Prior to Allogene, she served as Senior Vice President, Process Development at Amgen Inc., a public biotechnology company, from January 2013 until June 2018. Dr. Moore has previously held senior roles at Amgen in Operations Technology from January 2013 until August 2014, Process and Product Engineering from January 2011 until January 2013, and Corporate Manufacturing from August 2008 until December 2010. Prior to these positions, she was Vice President of Site Operations at Amgen’s Fremont, California, manufacturing facility, from March 2006 until August of 2008. Before re-joining Amgen, from 2005 to 2006, Dr. Moore was a Director in Chemistry, Manufacturing and Controls, and Regulatory Affairs at Genentech, Inc. Prior to Genentech, she held roles of increasing responsibility in Process Development at Amgen from 1996 through the end of 2004. Dr. Moore served as a member of the technical advisory board of National Resilience, Inc., a private biomanufacturing company, from 2021 to 2025. Additionally, Dr. Moore has served on the board of directors of Artiva Biotherapeutics, Inc., a public clinical-stage biotechnology company, since October 2024. Dr. Moore previously served as an executive board member for the Alliance for Regenerative Medicine, an international advocacy organization dedicated to realizing the promise of regenerative medicines and advanced therapies, from January 2022 to October 2023. Dr. Moore was a Postdoctoral Research Fellow at Genentech from 1993 to 1996, and prior to that, she was a Postdoctoral Research Fellow at the Medical University of Lübeck, Germany. Dr. Moore holds both a bachelor’s degree in Pharmacology with Honors and a Ph.D. in Cell Biology from Manchester University, England.

David V. Smith has served as a director of Codexis since March 2016, and as Lead Independent Director of our Board since August 2024. Mr. Smith’s extensive experience in financial management, corporate finance and corporate governance led to the conclusion that he should serve on our Board. Mr. Smith served as Executive Vice President and Chief Financial Officer of Five Prime Therapeutics, Inc., a public company focused on discovering and developing novel immuno-oncology protein therapeutics, from November 2018 until its acquisition by Amgen, Inc. in April 2021. Previously, Mr. Smith served as Chief Operating Officer of IntegenX, a private company focused on rapid DNA identification technology, until its acquisition by Thermo Fisher Scientific in March 2018. Prior to IntegenX, he was Executive Vice President and Chief Financial Officer of Thoratec Corporation, a public company focused on the development of advanced therapy options for the treatment of heart disease, from December 2006 until July 2011. Prior to joining Thoratec in 2006, Mr. Smith served as Vice President and Chief Financial Officer of Chiron Corporation, which he joined in 1999, and where he held a number of positions of increasing responsibility, including Vice President, Principal Accounting Officer and Controller, and Vice President of Finance. Mr. Smith served as the Vice President of Finance and Chief Financial Officer at Anergen Incorporated from 1997 to 1999. From 1988 to 1997, Mr. Smith served in various financial management positions with Genentech, Inc., both in the United States and Europe. He previously held finance positions at Syntex Corporation and IBM Corporation. Mr. Smith previously served as chair of the audit committee and a director of OncoGenex Pharmaceuticals, Inc., a public biopharmaceutical company, from 2010 to 2017. He also served on the board of directors of Perlegen Sciences, Inc., a private biotechnology company, from 2006 to 2009, and of Acepodia, Inc., a private biotechnology company, from 2022 to 2023. Mr. Smith has served since 2022 on the board of directors of IO Biotech, a public clinical-stage biopharmaceutical company developing novel, immune-modulating cancer therapies. From August 2021 to August 2025, Mr. Smith served on the board of directors of Neurelis Inc., private commercial-stage neuroscience company focused on the development and commercialization of therapeutics for the treatment of epilepsy and orphan neurologic disorders. Additionally, Mr. Smith previously served as an advisor to Monterey Bio Acquisition Corporation, a public special purpose acquisition company, from 2021 to 2023. Mr. Smith holds a B.A. in Economics and History from Willamette University and an M.B.A. specializing in finance from Golden Gate University.

Executive Officers

The executive officers of Codexis are set forth below:

Name	Age	Position
Alison Moore, Ph.D.	59	President and Chief Executive Officer
Georgia Erbez	59	Chief Financial Officer and Chief Business Officer
Stefan Lutz, Ph.D.	56	Chief Scientific Officer

Executive Officer Biographical Information

The following biographical information is furnished with regard to our executive officers (except for Dr. Moore, whose biographical information appears above under “Directors Not Standing for Election”):

Georgia Erbez has served as our Chief Financial Officer since September 2024 and Chief Business Officer since November 2025. Ms. Erbez served as the Chief Operating Officer at Walking Fish Therapeutics, a private B cell therapy company, from September 2022 to October 2023. Prior to that, she served as the Chief Financial Officer of Harpoon Therapeutics, a public T cell therapy company, from October 2018 to September 2022. Previously, Ms. Erbez served as Chief Business Officer and Chief Financial Officer at Zosano Pharma Corp. from June 2016 to May 2018 and has served as Chief Financial Officer for Revolution Medicines, Asterias Biotherapeutics and Raptor Pharmaceuticals from 2012 to 2016. Earlier in her career, Ms. Erbez held senior positions in investment banking, most recently at Cowen and Company and Jefferies. In addition, she currently serves as a Managing Director at Axiom Financial Partners, a life-sciences consulting firm, since November 2014. She currently serves as a member of the board of directors of Coherus BioSciences since February 2024. Ms. Erbez holds a bachelor’s degree in international relations with an emphasis on economics from the University of California, Davis.

Stefan Lutz, Ph.D. has served as the Chief Scientific Officer since November 2025. Prior to this role, Dr. Lutz was Senior Vice President of Research at Codexis from May 2020 to November 2025. Prior to joining Codexis, Dr. Lutz served as a faculty member at Emory University, from 2002 to 2020, and was a Postdoctoral Fellow at Penn State University from 1999 to 2002. Dr. Lutz holds a Ph.D. in Chemistry from the University of Florida, an M.S. in Biotechnology from Teesside University and a B.S. in Chemical Engineering from Fachhochschule Winterthur.

CORPORATE GOVERNANCE MATTERS

Composition of the Board

Our bylaws and amended and restated certificate of incorporation (“Certificate of Incorporation”) provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change of control at our Company. Our Board has determined that, other than Dr. Moore by virtue of her position as President and Chief Executive Officer and Dr. Dilly by virtue of his prior position as President and Chief Executive Officer and his compensation arrangements, none of our current directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the listing requirements and rules of The Nasdaq Stock Market LLC (“Nasdaq”). There are no family relationships among any of our directors or executive officers. Our former director, Mr. Byron Dorgan, had no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, was “independent” as that term is defined under the listing requirements and rules of Nasdaq and had no family relationships among any of our directors or executive officers during the year ended December 31, 2025, in the period for which he served.

Board Leadership Structure

The roles of Executive Chair of our Board and Chief Executive Officer are currently separate. Dr. Dilly is the Executive Chair of the Board, and Dr. Moore is the President, Chief Executive Officer and a member of the Board. Mr. Smith serves as the Lead Independent Director. The Lead Independent Director serves as a liaison between the Executive Chair of the Board and the independent directors, and maintains clearly defined and robust responsibilities, including having the authority to call meetings of the independent directors, leading executive sessions of the Board, and approving meeting agendas and schedules for the Board and information sent to the Board.

Our Board has determined that the current leadership structure, consisting of an Executive Chair of the Board, a separate Chief Executive Officer, and a Lead Independent Director, is the most appropriate structure at this time. This structure provides effective independent oversight of management, ensures a strong leadership role for independent directors, and allows the Chief Executive Officer to focus on the day-to-day management and execution of the Company’s strategy. The Board believes this framework supports effective decision-making, promotes accountability, and aligns with stockholder interests.

Board Meetings

Our Board held five meetings during 2025, with all of our directors having attended at least 75% of the combined total of (i) all meetings of the Board held during the period for which each such director was a member of the Board during 2025 and (ii) all meetings of committees of the Board of which the director was a member, held during the period for which such director was a member of such committee during 2025. Each member of our Board is free to suggest the inclusion of items on the agenda for each Board meeting. The independent members of our Board regularly meet in executive session without management or other employees present. The Board encourages its members to attend its annual meetings of stockholders. The following then-serving directors attended our 2025 annual meeting of stockholders: Dr. Dilly, Messrs. Smith, Richards, and Wolf, Ms. Parker, and Ms. Collins.

Board Committees

Our Board has the following standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee, a science and technology committee and a strategy committee. The composition and responsibilities of the audit committee, the compensation committee, the nominating and corporate governance committee, the science and technology committee and the strategy committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our Board committees entirely consist of, and throughout fiscal year 2025 consisted of, independent directors. Each member of our audit committee and each member of our compensation committee also satisfies, and throughout fiscal year 2025 satisfied, the heightened independence standards established by SEC rules and Nasdaq listing standards regarding independence of audit committee members and compensation committee members.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee selects the independent registered public accounting firm; evaluates the independent registered public accounting firm’s qualifications, independence and performance; determines the engagement of the independent registered public accounting firm; reviews and approves the scope of the annual audit and the audit fees; discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law; reviews our consolidated financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC; reviews our critical accounting policies and estimates; periodically reviews and assesses internal controls and treasury functions; and annually reviews the audit committee charter and the committee’s performance. Our audit committee reviews the relevant facts and circumstances of any related party transactions and any such transaction must be approved by our audit committee. Further, our audit committee reviews our code of business conduct and ethics and has the authority to investigate any reports received through the ethics helpline it implements, maintains and monitors and periodically reports to our Board with respect to information received through the ethics helpline and any related investigations. Our audit committee oversees the Company’s cybersecurity risk management programs and the design and operating effectiveness thereof, and reviews regular reports from our management on cybersecurity, data privacy, and other related risks relevant to the Company’s computerized information system controls and security.

The current members of our audit committee are H. Stewart Parker, David V. Smith and Raymond De Vré (beginning December 2025). Mr. Smith serves as the chair of our audit committee. All members of our audit committee meet the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Smith is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under applicable Nasdaq rules. Our audit committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. The audit committee charter can be found in the investors section of our website at www.codexis.com.

The audit committee met four times during 2025.

Compensation Committee

Our compensation committee reviews and recommends to our Board policies relating to compensation and benefits of our executive officers. Our compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers based on such evaluations. Our compensation committee also reviews and approves the grants of stock options and other equity awards under our stock plans. Our compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter. The compensation committee’s charter permits it to delegate any or all of its responsibilities to a subcommittee of compensation committee members, but only to the extent consistent with our Certificate of Incorporation, bylaws, Nasdaq rules and other applicable law. The compensation committee directly engages an independent compensation consultant, Pearl Meyer, to provide analysis, advice, and guidance on executive compensation matters. Pearl Meyer conducts an annual comprehensive review of the Company’s executive compensation programs and pay levels, considering market trends, competitive benchmarking, compensation program design, and corporate governance best practices. Pearl Meyer’s role is advisory in nature and it does not determine or approve executive compensation, and the compensation committee evaluates its independence in accordance with applicable SEC and Nasdaq requirements. Pearl Meyer reports directly to the compensation committee, and the compensation committee has the sole authority to retain, terminate, and approve the fees of Pearl Meyer. The compensation committee assessed the independence of Pearl Meyer in light of the factors set forth in SEC and Nasdaq rules and concluded that Pearl Meyer is independent and that its engagement does not raise any conflict of interest. Executive officers play a limited role in the compensation determination process. The Chief Executive Officer provides the compensation committee with recommendations regarding the compensation of other executive officers, informed by Company and individual performance and market practices, but does not participate in deliberations or decisions concerning her own compensation; all final compensation decisions are made solely by the compensation committee, with other members of management providing support as requested.

In 2025, the members of our compensation committee were Rahul Singhvi, David V. Smith, Dennis P. Wolf and Cynthia Collins (beginning March 2025). The current members of our compensation committee are David V. Smith, Cynthia Collins and Esther Martinborough (beginning February 2026). Mr. Smith served as the chair of our compensation committee until February 2026, when Ms. Collins assumed the role. Our compensation committee operates under a written charter, which can be found in the investors section of our website at www.codexis.com.

The compensation committee met five times during 2025.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board, and for reviewing and assessing the composition of the committees of our Board and recommending assignment of directors to our committees. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters, including the review and recommendation of revisions to our corporate governance guidelines.

In 2025, the members of our nominating and corporate governance committee were Byron L. Dorgan (until June 2025), H. Stewart Parker, David V. Smith and Christos Richards. The current members of our nominating and corporate governance committee are H. Stewart Parker, David V. Smith, and Christos Richards. Mr. Dorgan served as the chair of our nominating and corporate governance committee until June 2025, when Mr. Richards assumed the role. The nominating and corporate governance committee operates under a written charter, which can be found in the investors section of our website at www.codexis.com.

The nominating and corporate governance committee met six times during 2025.

Science and Technology Committee

Our science and technology committee assists our Board and management in understanding emerging or evolving scientific or technological issues of importance to the Company, overall industry trends, the status and progress of our research and development programs, the talent and skills our workforce needs to be successful and our intellectual property position. In addition, the science and technology committee advises management on our technology development programs in order to enable us to achieve our long-term strategic technology development objectives.

In 2025, the members of our science and technology committee were Esther Martinborough, Rahul Singhvi and Raymond De Vré. The current members of our science and technology committee are Esther Martinborough, Rahul Singhvi and Raymond De Vré. Dr. Martinborough serves as the chair of our science and technology committee. The science and technology committee operates under a written charter, which can be found in the investors section of our website at www.codexis.com.

The science and technology committee met four times during 2025.

Strategy Committee

Our strategy committee assists our Board by making recommendations to our Board on the Company’s strategic direction and objectives, including evaluation of strategic actions and the ongoing performance and progress of the Company, and serve as a liaison between the Board and management. In 2025, the members of our strategy committee were Esther Martinborough, H. Stewart Parker, David V. Smith and Christos Richards. The current members of our strategy committee are Esther Martinborough, H. Stewart Parker, and David V. Smith. Ms. Parker serves as the chair of our strategy committee. The strategy committee operates under a written charter, which can be found in the investors section of our website at www.codexis.com.

The strategy committee met one time during 2025.

Risk Oversight

Our Board generally oversees corporate risk in its review and deliberations relating to our activities, including financial and strategic risk relevant to our operations. In addition, our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The audit committee oversees management of financial risks and our cybersecurity risk management programs. Areas of cybersecurity risk are assessed every two years, and updates are reported by the Chief Financial Officer to the audit committee and senior management annually. Where our cybersecurity risk assessment identifies areas for improvement, we document and track our remediation activities, which are also reported to the audit committee and senior management annually. Our compensation committee is responsible for overseeing the management of risks relating to our executive and other compensation plans and arrangements and employee retention. The nominating and corporate governance committee manages risks associated with the independence of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Our Board believes that administration of its risk oversight function has not affected the Board’s leadership structure.

Risk Assessment and Compensation Practices

Our management assesses and discusses with our compensation committee our compensation policies and practices for our employees as they relate to our risk management and, based upon this assessment, we believe that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on us in the future.

Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. While performance-based cash bonuses focus on achievement of annual goals, which may encourage the taking of risks at the expense of long-term results, we believe that our compensation policies help mitigate this risk and that our performance-based cash bonuses are limited, representing a small portion of the total compensation opportunities available to most employees. We also believe that our performance-based cash bonuses appropriately balance risk and the desire to focus our employees on specific short-term goals important to our success, and do not encourage unnecessary or excessive risk-taking.

A portion of the compensation provided to our eligible employees is in the form of long-term equity-based incentives that we believe are important to help further align our employees’ interests with those of our stockholders. We do not believe that these equity-based incentives encourage unnecessary or excessive risk taking because their ultimate value is tied to our stock price.

Director Nominations

Our nominating and corporate governance committee is responsible for reviewing with our Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, takes into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment; experience in Codexis’ industry and relevant social policy concerns; experience as a board member of another publicly held company; academic expertise in an area of Codexis’ operations; practical and mature business judgment, including the ability to make independent analytical inquiries; and diversity of business or career experience relevant to the success of Codexis, such as public policy and government relations. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The nominating and corporate governance committee may decide to retain an executive search firm to identify director candidates, and if so, will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above.

The nominating and corporate governance committee will also consider director candidates recommended by stockholders. For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide notice to Codexis, which notice must be delivered to, or mailed and received at, Codexis’ principal executive offices at 200 Penobscot Drive, Redwood City, California 94063, not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times and in the forms required under our bylaws. As set forth in our bylaws, in addition to the specific information required by Rule 14a-19(b) under the Exchange Act, submissions must include the name and address of the proposed nominee and the nominating person, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s and the nominating person’s indirect and direct interests in shares of our common stock, information regarding the relationships between the proposed nominee and the nominating person (and such nominating person’s affiliates and those with whom the nominating person is acting in concert), and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, which are available, without charge, upon request to our Secretary, at 200 Penobscot Drive, Redwood City, California 94063. Candidates recommended by our stockholders are evaluated in the same manner as candidates identified by a member of the nominating and corporate governance committee.

Board Diversity
Our directors represent a range of backgrounds and experiences. In evaluating Board composition and the suitability of new candidates for election and of existing directors for re-election
to the Board, the nominating and corporate governance committee may consider an individual’s diversity of business or career experience relevant to the success of the Company and diversity of viewpoints, background, experience and other demographics.
Communication with the Board
Interested persons, including stockholders, may communicate with our Board by sending a letter to our Secretary at our principal executive offices at 200 Penobscot Drive, Redwood City, California 94063. Our Secretary will submit all correspondence to the Executive Chair of the Board and to any specific director to whom the correspondence is directed.
Compensation Committee Interlocks and Insider Participation
During 2025, our compensation committee was composed of four members and, effective as of April 9, 2026, has consisted of three members. No such member of our compensation committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our Board or compensation committee.
Code of Business Conduct and Ethics
Our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics can be found in the investors section of our website at
www.codexis.com
. Please direct all requests to our Secretary at our principal executive offices at Codexis, Inc., 200 Penobscot Drive, Redwood City, California 94063. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions, applicable to our directors and officers, on our website identified above.
Insider Trading Compliance Program
Our insider trading policy (the Company’s Insider Trading Compliance Program) governs the purchase, sale and other disposition of Codexis’ securities by us and our directors, officers, employees, consultants, and contractors, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards, applicable to us. Our Insider Trading Compliance Program was incorporated by reference into our Annual Report on Form
10-K
for the year ended December 31, 2024 filed with the SEC on February 27, 2025.
Derivatives Trading, Hedging, and Pledging Policies
Our Insider Trading Compliance Program provides that no employee, officer, director, consultant or contractor, or any family member or member of the same household of any such person, should directly or indirectly participate in transactions involving trading activities which by their aggressive or speculative nature may give rise to an appearance of impropriety, including short sales and the purchase or writing of put or call options. In addition, our Insider Trading Compliance Program specifically prohibits short sales, put and call options and other hedging transactions under
10b5-1
trading plans. In addition, our Insider Trading Compliance Policy provides that no employee, officer or director may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a “margin” account, which would allow the individual to borrow against their holdings to buy securities.

Director Compensation

Our non-employee director compensation policy, pursuant to which we compensate our non-employee directors with a combination of cash and equity, is intended to be fair and competitive to account for the time and effort required of a director of the Company. With respect to 2025, our non-employee directors received the annual cash compensation noted below, which was paid quarterly in arrears. The 2025 director compensation program did not change as compared to 2024, except that, in April 2025, the Board amended our non-employee director compensation policy to provide for the grant of restricted stock units, rather than restricted stock, in connection with the initial and annual equity awards to our non-employee directors.

Annual Retainer ($)
Board Chair	110,000
Board Director	50,000
Lead Independent Director	35,000
Audit Committee - Member	20,000
Audit Committee - Chair	30,000
Compensation Committee - Member	20,000
Compensation Committee - Chair	30,000
Nominating and Corporate Governance Committee - Member	10,000
Nominating and Corporate Governance Committee - Chair	15,000
Science and Technology Committee - Member	10,000
Science and Technology Committee - Chair	15,000
Strategy Committee - Member	10,000
Strategy Committee - Chair	15,000

*

Dr. Dilly, Executive Chair of the Board of Directors and former President and Chief Executive Officer, does not receive any additional compensation for serving as Executive Chair of the Board of Directors. Please see the “2025 Summary Compensation Table” for the compensation received by Dr. Dilly with respect to 2025.

In addition to the annual cash retainers described above, our non-employee director compensation policy provides that, upon initial election or appointment to our Board, each non-employee director is automatically granted restricted stock units covering a number of shares of our common stock equal to $200,000 divided by the per share closing trading price of our common stock on the date of grant. Such initial restricted stock units vest as to one-third of the total number of shares subject to the award on the first anniversary of the date the director commences service on our Board, with the remainder of the award vesting at a rate of one-third of the total number of shares subject to the award each year thereafter, subject to the director’s continued service to the Company on each applicable vesting date. In addition, the policy provides that, on the date of each annual meeting of stockholders, each non-employee director is granted restricted stock units covering a number of shares of our common stock equal to $100,000 divided by the per share closing trading price of our common stock on the date of grant. Such annual restricted stock units vest as to all of the shares subject to the award on the earlier of the first anniversary of the date of grant or the next annual stockholder meeting, subject to the director’s continued service to the Company on such vesting date.

Additionally, Dr. Singhvi also receives an annual cash retainer of $25,000 as a member of our Strategic Advisory Board.

The following table sets forth information regarding the compensation earned by our non-employee directors who served during the fiscal year ended December 31, 2025, other than Drs. Dilly and Moore. Dr. Moore, our current President and Chief Executive Officer was reappointed as a director in November 2025 and did not receive any compensation for her service as a director. Dr. Dilly, Executive Chair of the Board of Directors and former President and Chief Executive Officer through November 2025, received compensation under the director compensation program after he transitioned to serve as our Executive Chair. Please see the “2025 Summary Compensation Table” for the compensation received by Drs. Dilly and Moore with respect to 2025.

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Raymond De Vré, Ph.D.	61,196	100,000	—	161,196
Byron L. Dorgan(3)	26,786	—	—	26,786
Esther Martinborough, Ph.D.	75,000	100,000	—	175,000
H. Stewart Parker	95,000	100,000	—	195,000
Christos Richards(5)	70,426	300,000	—	370,426
Rahul Singhvi, Sc.D.	80,000	100,000	25,000	205,000
David V. Smith	165,000	100,000	—	265,000
Dennis P. Wolf	90,000	100,000	—	190,000
Cynthia Collins(4)	53,278	300,000	—	353,278

(1)

The amounts reported in the “Stock Awards” column reflect the grant date fair value of restricted stock units granted during the year ended December 31, 2025 calculated in accordance with FASB ASC Topic 718. The grant date fair value for the restricted stock units is determined based on the closing stock price on the date of grant. The following table sets forth the number of shares of restricted stock units and stock options held by each non-employee director as of December 31, 2025.

Name	Options Outstanding (#)	Shares of Restricted Stock / Restricted Stock Units Outstanding (#)
Raymond De Vré, Ph.D.	—	72,880
Esther Martinborough, Ph.D.	—	40,983
H. Stewart Parker	—	40,983
Christos Richards	—	85,133
Rahul Singhvi, Sc.D.	10,000	40,983
David V. Smith	—	40,983
Dennis P. Wolf	—	40,983
Cynthia Collins	—	112,157

(2)

The amount reported in the “All Other Compensation” column reflect the fees earned or paid to Dr. Singhvi during the year ended December 31, 2025 in connection with his service as a member of our Strategic Advisory Board.

(3)	Mr. Dorgan did not stand for re-election at our 2025 annual meeting of stockholders.
(4)	Ms. Collins was appointed to our Board effective March 28, 2025.
(5)	Mr. Richards was appointed to our Board effective January 14, 2025.

PROPOSAL 2

RATIFICATION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our Board has selected KPMG as our independent registered public accounting firm for the year ending December 31, 2026, and has further directed that management submit the selection of our independent registered public accounting firm for 2026 for ratification by the stockholders. KPMG has audited our financial statements since the year ended December 31, 2024. Representatives of KPMG are expected to be present at the Annual Meeting virtually with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain KPMG. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in our and our stockholders’ best interests.

Change in Independent Registered Public Accounting Firm

Following a thorough process that included proposals from multiple firms, on February 29, 2024, the audit committee dismissed BDO as our independent registered public accounting firm, in which capacity BDO had served since 2013, and approved the engagement of KPMG as our independent registered public accounting firm for the year ended December 31, 2024.

During the Company’s fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through February 29, 2024, we did not have any disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in their reports on our consolidated financial statements. In addition, during the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through February 29, 2024, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that a material weakness in internal control over financial reporting was identified in the first quarter of 2022 related to management’s controls over the revenue recognition process in the three months ended March 31, 2022, as described in Item 4 of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022. As reported in Part II, Item 9A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, management concluded that the material weakness was remediated during the fourth quarter of 2022 and that, as of December 31, 2022, our internal control over financial reporting was effective. BDO’s reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

We provided BDO with a copy of the required auditor change disclosures prior to filing the disclosures with the SEC on Form 8-K on March 6, 2024 (the “8-K”) and requested that BDO furnish us with a letter addressed to the SEC stating whether or not it agreed with the statements in Item 4.01(a). BDO confirmed they agreed with the statements contained in the third and fourth paragraphs in Item 4.01(a) of the 8-K. A copy of BDO’s letter, dated March 5, 2024, was filed as Exhibit 16.1 to the 8-K.

In connection with the appointment of KPMG as our independent registered public accounting firm for the years ended December 31, 2025 and 2024, we did not consult KPMG on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Principal Accounting Fees and Services

The table below summarizes the fees and expenses billed to us by our independent registered public accountants for the years ended December 31, 2025 and 2024. There were no audit-related fees, tax fees, or other fees billed to us by our independent registered public accountants for the years ended December 31, 2025 and 2024.

KPMG:

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total
2025	$1,242,914	$—	$—	$—	$1,242,914
2024	$1,187,524	$—	$—	$—	$1,187,524

BDO:

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total
2025	$200,000	$—	$—	$—	$200,000
2024	$530,000	$—	$—	$—	$530,000

Audit Fees

This category includes fees associated with professional services rendered for the audit of our annual financial statements and the effectiveness of our internal control over financial reporting, issuance of consents in connection with registration statements, providing comfort letters in connection with Codexis’ funding transactions and for the review of our interim financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees

There were no fees for services rendered by KPMG and BDO that fall into the classification of audit-related fees for the years ended December 31, 2025 and 2024.

Tax Fees

There were no fees for services rendered by KPMG and BDO that fall into the classification of tax fees for the years ended December 31, 2025 and 2024.

All Other Fees

There were no fees for services rendered by KPMG and BDO that fall into the classification of all other fees for the years ended December 31, 2025 and 2024.

Pre-Approval Policies and Procedures

Before an independent registered public accounting firm is engaged by Codexis or its subsidiaries to render audit or non-audit services, our audit committee must review the terms of the proposed engagement and pre-approve the engagement. Our audit committee may delegate authority to a member of the audit committee to provide such pre-approvals for audit or non-audit services, provided that such person will be required to report all such pre-approvals to the full audit committee at its next scheduled meeting. All fees paid to KPMG and BDO for audit and non-audit services provided during years 2025 and 2024, respectively, were pre-approved by the audit committee in accordance with the policy described above.

Board Recommendation

THE BOARD AND AUDIT COMMITTEE RECOMMEND A VOTE “FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 3

NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) added Section 14A to the Exchange Act, which requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Accordingly, our Board has approved the submission of the following resolution to our stockholders for approval at the Annual Meeting:

“RESOLVED, that the compensation paid to Codexis, Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Our executive compensation program is designed to attract talented individuals to lead, manage and operate all aspects of our business and reward and retain those individuals who continue to meet our high expectations over time. Our executive compensation program combines short-term and long-term components, cash and equity, and fixed and contingent payments in the amounts and proportions that we believe are most appropriate to incentivize, retain and reward our named executive officers for achieving our objectives. Our executive compensation program also is intended to make us competitive in our industry, where there is considerable competition for talented executives. For more information on our executive compensation program, please refer to the “Executive Compensation” section of this proxy statement.

This vote is advisory, which means that the vote on executive compensation is not binding on Codexis, our Board or our compensation committee. Although the outcome of this advisory vote on the compensation of our named executive officers is non-binding, our compensation committee and our Board will review and consider the outcome of this vote when making future compensation decisions for our named executive officers. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Unless our Board changes its policy with respect to the frequency of the advisory vote on executive compensation, the next such vote will be held at our next annual meeting of stockholders.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING, ADVISORY RESOLUTION ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE COMPENSATION

As a “smaller reporting company,” as such term is defined in the rules promulgated under the Securities Act, we have opted to comply with the scaled executive compensation disclosure rules applicable to smaller reporting companies, which require compensation disclosure for our principal executive officer during 2025 and each of our two other most highly compensated executive officers who were serving at the end of 2025 and our other executive officers who served during part of 2025. We refer to these individuals as our named executive officers, or NEOs.

For 2025, our NEOs and their positions during 2025 were as follows:

•	Alison Moore, Ph.D., our President and Chief Executive Officer since November 2025, and previously served as Executive Vice President and Chief Technical Officer;

•	Georgia Erbez, our Chief Financial Officer and Chief Business Officer;

•	Stefan Lutz, Ph.D., our Chief Scientific Officer since November 2025;

•

Stephen G. Dilly, M.B.B.S., Ph.D., our Executive Chair of the Board of Directors and former President and Chief Executive Officer. Following his transition from the Chief Executive Officer role, Dr. Dilly continued to serve as an employee director through December 31, 2025; and

•	Kevin Norrett, M.B.A., our former Chief Operating Officer.

During 2025, we enacted several changes to our leadership team. On November 7, 2025, Alison Moore was appointed President and Chief Executive Officer, succeeding Stephen G. Dilly. Dr. Dilly continues to serve as Executive Chair of the Board and, in that capacity, receives cash fees and is eligible for annual equity awards in accordance with the Company’s non-employee director compensation program. Effective November 7, 2025, Kevin Norrett ceased to serve as Chief Operating Officer. Mr. Norrett became entitled to receive severance payments under his change of control severance agreement based on a qualifying termination of employment without cause and will continue to provide consulting services to the Company to support the transition of his role through November 6, 2026. Also in November 2025, Georgia Erbez assumed the additional role of Chief Business Officer, and Stefan Lutz was promoted to Chief Scientific Officer.

2025 Summary Compensation Table

The following table summarizes the compensation that we paid to our named executive officers related to the year ended December 31, 2025 and, to the extent required by the SEC disclosure rules, the year ended December 31, 2024.

Name and Principal Position(1)	Year	Salary ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Alison Moore, Ph.D.	2025	524,732	255,994	1,065,223	463,125	14,205	2,323,279
President and Chief Executive Officer	2024	115,382	248,498	609,780	57,691	71,586	1,102,937
Georgia Erbez	2025	507,423	117,444	487,523	237,500	1,040	1,350,930
Chief Financial Officer and Chief Business Officer	2024	115,382	148,500	609,780	57,691	240	931,593
Stefan Lutz, Ph.D.	2025	481,572	76,475	317,457	232,750	14,840	1,123,094
Chief Scientific Officer
Stephen G. Dilly, M.B.B.S., Ph.D.	2025	758,903	374,954	489,686	521,051	50,007	2,194,601
Executive Chair of the Board of Directors and former President and Chief Executive Officer	2024	713,550	437,446	1,732,961	535,163	53,800	3,472,920
Kevin Norrett, M.B.A.	2025	501,298	57,306	10,582	250,000	514,720	1,333,906
Former Chief Operating Officer	2024	474,485	159,668	632,616	237,242	14,840	1,518,851

(1)

On November 7, 2025, Dr. Moore was appointed as our President and Chief Executive Officer. Dr. Dilly ceased serving in these roles but continued to serve as Executive Chair of the Board of Directors through December 31, 2025. Mr. Norrett terminated employment with the Company, Ms. Erbez assumed the additional role of Chief Business Officer and Dr. Lutz was appointed our Chief Scientific Officer.

(2)

The amounts reported in the “Stock Awards” and “Option Awards” columns for 2025 represent the grant date fair value of restricted stock units and stock options calculated in accordance with FASB ASC Topic 718. The grant date fair value for the restricted stock unit and restricted stock awards is determined based on the closing stock price on the date of grant. The valuation assumptions used in determining the grant date fair values for the option awards are described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. With respect to Dr. Dilly and Mr. Norrett, the amounts reported reflect the incremental fair value of equity awards modified upon termination, determined in accordance with ASC 718, based on stock options and restricted stock units that remain eligible to vest following termination (for Dr. Dilly, subject to his continued service to the Company on each applicable vesting date, and for Mr. Norrett, through November 2026). The incremental fair value for restricted stock units was based on the closing price of the Company’s common stock as of their termination date. The valuation assumptions used in determining the incremental fair values for the option awards are described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(3)

The amounts reported in this column for 2025 reflect bonus payments made pursuant to the Executive Incentive Compensation Plan earned based on corporate and individual achievement and which were paid in early 2026.

(4)

Amounts reflect the following for each named executive officer: Dr. Moore: a cell phone stipend of $1,040 and a 401(k) matching contribution of $13,165; Ms. Erbez: a cell phone stipend of $1,040; Dr. Lutz: a cell phone stipend of $1,040 and a 401(k) matching contribution of $13,800; Dr. Dilly: a travel allowance of $35,385, a cell phone stipend of $920, and a 401(k) matching contribution of $13,702; and Mr. Norrett: a cell phone stipend of $920, a 401(k) matching contribution of $13,800, and a severance payment of $500,000.

Narrative to Summary Compensation Table

Objectives and Philosophy of Our Executive Compensation Program

Our compensation program for our named executive officers is designed to achieve the following objectives:

•	attract, engage and retain executives of superior ability, experience and managerial talent enabling us to be an employer of choice in our highly competitive and dynamic industry;

•	motivate and reward executives whose knowledge, skills and performance support our continued success;

•

encourage and inspire our executives to achieve key corporate performance objectives by linking incentive award opportunities to the achievement of individual and company-wide short- and long-term goals; and

•

align the interests of our executives and stockholders by providing a significant portion of total compensation opportunities for our executive officers in the form of direct ownership in our Company through stock options and other equity incentive awards, which will motivate executives to increase stockholder value.

Stockholder Advisory Vote on Executive Compensation

In its compensation review process, our compensation committee considers whether the Company’s executive compensation program is aligned with the interests of the Company’s stockholders. At our 2025 annual meeting of stockholders, the Company received approval of approximately 89.7% of the votes cast for its “say on pay” vote. After considering the 2025 “say on pay” results, our compensation committee determined that the Company’s executive compensation philosophy, compensation objectives, and compensation elements continued to be appropriate and did not make any specific changes to the Company’s executive compensation program in response to the 2025 “say on pay” vote.

Components of Our Executive Compensation Program and Determination of Compensation

The components of our executive compensation program consist primarily of base salaries, annual cash incentive bonuses, equity awards and broad-based benefits programs. We combine short-term compensation components (such as base salaries and annual cash incentive bonuses) and long-term compensation components (such as equity incentive awards) to provide an overall compensation structure that is designed to both attract and retain key executives as well as provide incentives for the achievement of short- and long-term corporate objectives.

Annual Cash Compensation

Base Salary

The base salaries of our named executive officers are established when they are hired and reviewed annually and adjusted when necessary to reflect individual roles and performance and the competitive market. Our NEO annual base salaries for 2025 were as follows:

Executive	2025
Alison Moore, Ph.D.	$650,000
Georgia Erbez	$500,000
Stefan Lutz, Ph.D.	$490,000
Stephen G. Dilly, M.B.B.S., Ph.D.	$731,000
Kevin Norrett, M.B.A.	$500,000

Annual Cash Incentive Bonuses

In 2025, the annual cash incentive bonuses under our annual cash bonus program (the “Executive Incentive Compensation Plan”) were based solely on corporate performance.

In February 2025, our compensation committee established the target bonus percentages of 75% of annual base salary for Dr. Dilly and 50% of base salary for each of Mr. Norrett, Ms. Erbez, and Dr. Moore which did not change from 2024. In connection with their promotions to Chief Executive Officer and Chief Scientific Officer, our compensation committee established the target bonus percentage of 75% and 50% of annual base salary for Dr. Moore and Dr. Lutz, respectively.

The bonus amount payable under the Executive Incentive Compensation Plan is determined as follows:

Bonus Amount = (Base Salary) x (Target Percentage) x (Company Performance Achievement Level)

In February 2026, our compensation committee determined that the corporate goals were achieved at the level of 102%, but exercised negative discretion to reduce the Company Performance Achievement Level to 95%.

The following table sets forth the 2025 bonus targets and actual bonuses paid to our named executive officers:

Name of Executive Officer	Bonus Target (Base Salary x Target %) ($)	2025 Company Performance Achievement Level (%)	Bonus Payment ($)
Alison Moore, Ph.D.(1)	$487,500	95%	$463,125
Georgia Erbez(1)	$250,000	95%	$237,500
Stefan Lutz, Ph.D.(1)	$245,000	95%	$232,750
Stephen G. Dilly, M.B.B.S., Ph.D.(1)	$548,475	95%	$521,051
Kevin Norrett, M.B.A.(1)(2)	$250,000	N/A	$250,000

(1)	Based on the base salary received in 2025.
(2)	Pursuant to the terms of his separation agreement, the annual incentive cash bonus amounts received by Mr. Norrett was equal to 100% of his original bonus opportunity.

Equity Incentive Compensation

We believe that our long-term performance is best facilitated through a culture of executive equity ownership that encourages long-term investment by our named executive officers in our equity, thereby better aligning the named executive officers’ interests with the interests of our stockholders. During 2025, our compensation committee granted our named executive officers service-based stock options and restricted stock units.

As part of our annual refresh cycle, in February 2025, our Board granted Dr. Dilly a time-based option to purchase 532,500 shares of our common stock and 88,750 restricted stock units. Also in February 2025, our compensation committee each granted Mr. Norrett, Ms. Erbez, and Dr. Moore a time-based option to purchase 161,250 shares of our common stock and 26,875 restricted stock units. In connection with Dr. Moore’s appointment as President and Chief Executive Officer in November 2025, our compensation committee granted her a time-based option to purchase 500,000 shares of our common stock and 85,000 restricted stock units.

Also in February 2025, Dr. Lutz was granted a time-based option to purchase 105,000 shares of our common stock and 17,500 restricted stock units.

Time-based options granted in 2025 to our named executive officers vest as to 25% of the underlying shares on the first anniversary of the vesting commencement date and in substantially equal monthly installments over the subsequent three years, subject to continued service. Restricted stock units vest in three substantially equal installments, subject to continued service. The vesting commencement date for time-based options and restricted stock units is generally the date of grant for refresh equity grants and the date of hire or promotion for new hire and promotion grants.

Termination-Based Compensation

Our compensation committee provides our named executive officers with termination of employment protection when it determines that such protection is deemed necessary to attract or retain an executive.

In connection with his termination of employment in November 2025, we entered into a transition agreement with Dr. Dilly that provides for him to receive non-employee director fees and for options and restricted stock units outstanding as of his termination date to continue vesting, in each case, based on his service as a member of our Board. Dr. Dilly also remained eligible for health care coverage while serving as an employee. His transition agreement is further described below in the section entitled “—Employment, Change in Control and Severance Arrangements.”

In connection with his termination of employment in November 2025, Mr. Norrett entered into separation and consulting agreements with the Company memorializing his eligibility to receive severance benefits based on a qualifying termination of employment without cause under the terms of his change of control severance agreements.

The severance payments and benefits that are payable under the Company’s severance and change in control arrangements, and the actual severance benefits received by Mr. Norrett in connection with his termination, are further described below in the section entitled “—Employment, Change in Control and Severance Arrangements.”

Other Compensation

All of our named executive officers are eligible to participate in certain benefit plans and arrangements offered to employees generally, including health, dental, life and disability insurance, 401(k) plan, and cell phone allowance. We currently provide Company contributions to the 401(k) plans for all employees, including our named executive officers. Consistent with our market-competitive compensation philosophy, we intend to continue to maintain these benefit plans and arrangements for our employees, including our named executive officers.

Pursuant to our prior employment agreement with Dr. Dilly, we provided Dr. Dilly an annual travel allowance of $40,000, which is intended to offset expenses Dr. Dilly incurs in travelling to our offices in Redwood City, California. Our Board approved the travel allowance at the time Dr. Dilly joined the Company as an executive officer in order to induce Dr. Dilly to commence employment with us.

Our compensation committee in its discretion may revise, amend or add to any executive’s benefits and perquisites if it deems it advisable.

Outstanding Equity Awards at 2025 Fiscal Year-End Table

The following table shows grants of stock options, restricted stock units and shares of restricted stock outstanding on December 31, 2025, the last day of our fiscal year, for each of our named executive officers.

		Option Awards				Stock Awards
Name	Vesting Commencement Date (1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Alison Moore, Ph.D.	10/10/2024	93,750	206,250	2.97	10/10/2034	33,333	54,333
	2/5/2025	—	161,250	4.37	2/5/2035	26,875	43,806
	11/13/2025	—	500,000	1.63	11/13/2035	85,000	138,550
Georgia Erbez	10/10/2024	93,750	206,250	2.97	10/10/2034	33,333	54,333
	2/5/2025	—	161,250	4.37	2/5/2035	26,875	43,806
Stefan Lutz, Ph.D.	5/5/2020	25,500	—	11.79	5/5/2030	—	—
	5/5/2020	8,800	—	11.79	5/5/2030	—	—
	2/16/2021	10,000	—	26.16	2/16/2031	—	—
	2/16/2021	16,006	—	26.16	2/16/2031	—	—
	2/7/2022	12,458	542	19.39	2/7/2032	—	—
	2/7/2022	17,000	—	19.39	2/7/2032	—	—
	2/21/2023	79,687	32,813	5.44	2/21/2033	12,500	20,375
	1/1/2024	133,780	75,620	3.05	1/1/2034	23,266	37,924
	2/5/2025	—	105,000	4.37	2/5/2035	17,500	28,525
Stephen G. Dilly, M.B.B.S., Ph.D.	8/1/2022	583,333	116,667	6.73	8/1/2032	—	—
	2/21/2023	239,062	98,438	5.44	2/21/2033	37,500	61,125
	1/1/2024	549,748	310,752	3.05	1/1/2034	95,616	155,854
	2/5/2025	—	532,500	4.37	2/5/2035	88,750	144,663
Kevin Norrett, M.B.A.(3)	10/3/2022	327,279	86,126	6.07	10/3/2032	—	—
	2/21/2023	47,812	19,688	5.44	2/21/2033	7,500	12,225
	1/1/2024	200,685	113,440	3.05	1/1/2034	34,900	56,887
	2/5/2025	—	161,250	4.37	2/5/2035	26,875	43,806

(1)

Except as otherwise noted, each stock option vests as to 25% of the total number of shares subject to the option on the first anniversary of the vesting commencement date and as to 1/48th of the total number of shares subject to the option on each monthly anniversary thereafter, in each case, subject to continued service to us, and each restricted stock unit award vests in three substantially equal installments on each anniversary of the vesting commencement date, subject to continued service to us. Stock options granted on January 1, 2024 vest as to one-third of the underlying shares on the first anniversary of the vesting commencement date and the remainder of the shares vest at a rate of 1/36th of the total shares subject to the option each month thereafter, in each case subject to continued service to us.

(2)	The market value of restricted stock units is calculated using $1.63, the closing trading price of our common stock on December 31, 2025.
(3)	The equity awards reported in this table for Mr. Norrett continued to vest based on his continued service as consultant to the Company through November 6, 2026.

Pension Benefits

We do not maintain any defined benefit pension plans.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Employment, Change in Control and Severance Arrangements

We are party to a change of control severance agreement with each of Dr. Moore, Ms. Erbez, and Dr. Lutz and, prior to his termination of employment, Mr. Norrett, each of which provide for payments and benefits upon certain terminations of employment. In November 2025, we entered into a transition agreement with Dr. Dilly.

Under Dr. Moore’s employment agreement, in the event that her employment is terminated without cause or she resigns for good reason, she will be eligible to receive: an amount equal to 12 months of her base salary, 100% of her annual target bonus, payable in a cash lump sum; and continued healthcare coverage for up to 12 months. In addition, in the event Dr. Moore’s employment is terminated without cause, or she resigns for good reason, in each case, within 60 days following a change in control of our Company, Dr. Moore is entitled to receive a lump sum severance payment in an amount equal to 150% of her annual base salary and 150% of her annual target bonus, up to 18 months of continued health coverage and full acceleration of vesting for each of her outstanding equity awards. The employment agreement also provides that in the event Dr. Moore’s employment with the Company is terminated as a result of death or disability, she will be entitled to vesting of her equity awards with respect to that number of shares that would otherwise vest on the next vesting date for such equity award, pro-rated to the date of termination, and continued healthcare coverage for up to 12 months.

We have entered into change of control severance agreements with each of Ms. Erbez and Dr. Lutz, and, prior to his termination of employment, Mr. Norrett. Each change of control severance agreement provides that, in the event the named executive officer experiences an involuntary termination without cause or a voluntary resignation for good reason (as such terms are defined in the agreement), the named executive officer will be entitled to an amount equal to 12 months of base salary and continued healthcare coverage for up to 12 months. In the event the named executive officer experiences an involuntary termination without cause or a voluntary termination for good reason during the period commencing 90 days prior to and ending 12 months following a change of control of the Company, or the change in control period, the named executive officer will be entitled to a lump sum payment equal to 18 months of base salary, continued healthcare coverage for up to 18 months, and full accelerated vesting of the named executive officer’s outstanding equity awards. In the event that the named executive’s employment is terminated without cause or resigns for good reason and the event giving rise to such termination occurs at the direction of a person or entity that has entered into an agreement with the Company that contemplates a transaction which would constitute a change of control if consummated, then such termination will be deemed to have occurred within the change in control period, and the named executive officer will be entitled to the payments and benefits described in the preceding sentence. The change of control severance agreement also provides that in the event a named executive officer’s employment is terminated as a result of death or disability, the named executive officer will be entitled to vesting of the named executive officer’s equity awards with respect to that number of shares that would otherwise vest on the next vesting date for such equity award, pro-rated to the date of termination and continued healthcare coverage for up to 12 months. All of the foregoing payments and benefits are subject to the named executive officer’s execution and subsequent non-revocation of a release of claims in favor of the Company. Under each named executive officer’s change of control severance agreement, in the event of a change of control, performance under any outstanding performance-based equity awards (including any performance-based options and performance stock units) would be determined as follows: (i) if the change of control is consummated prior to the date the compensation committee determines the achievement of the applicable performance goals, performance would be deemed achieved at 100% of target level; and (ii) if the change of control is consummated on or after the date the compensation committee determines the achievement of the applicable performance goals, performance will be deemed achieved at the level determined by our compensation committee based on actual performance.

In connection with Dr. Dilly’s transition to Executive Chair in November 2025, we entered into a transition agreement with him. Pursuant to the transition agreement, Dr. Dilly is entitled to receive the compensation set forth in director compensation program, which includes cash fees of $110,000 per year for the Executive Chair role, as well as annual equity awards, in each case, as further described above under the heading “Director Compensation”. Pursuant to the transition agreement, Dr. Dilly’s outstanding stock options and restricted stock units continue to vest based on his service as a member of the Board and he remained eligible for health care coverage while continuing to serve as an employee of the Company.
In connection with Mr. Norrett’s involuntary termination from his position as our Chief Operating Officer, on November 7, 2025, Mr. Norrett and the Company entered into a separation and consulting agreement, memorializing Mr. Norrett’s entitlement to severance benefits based on a qualifying termination of employment without cause under the terms of his change of control severance agreement. Mr. Norrett received the following severance benefits in accordance with the terms of his separation and consulting agreement: (i) an amount equal to 12 months of base salary and continued healthcare coverage for up to 12 months; and (ii) an amount equal to 100% of Mr. Norrett’s 2025 target bonus in recognition of his service during the fiscal 2025 bonus year. Pursuant to the Separation Agreement, Mr. Norrett will also provide transitional consulting services to the Company on an as-needed
basis until November 6, 2026. During this period, Mr. Norrett will receive an hourly consulting fee and his outstanding equity awards continue to vest in accordance with their terms based on his continued service.
Pay-Versus-Performance
Disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following disclosure regarding executive “compensation actually paid” (“CAP”), as calculated per the SEC disclosure rules, and certain measures of Company performance for the fiscal years listed below. CAP represents a required calculation of compensation that differs significantly from the Summary Compensation Table calculation of compensation, the named executive officers’ (“NEO”) realized or earned compensation, as well as from the way in which the compensation committee views annual compensation decisions. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by NEOs, including with respect to equity awards which remain subject to forfeiture if the vesting conditions are not satisfied. As permitted under the rules applicable to Smaller Reporting Companies, we are not including a peer group total shareholder return or company-selected measure, as contemplated under Item 402(v) of Regulation
S-K.

							Year-end Value of $100 Invested on 12/31/2022 in:
Year	Summary Compensation Table Total for Alison Moore PEO (Current) ($) (1)(5)(6)	Summary Compensation Table Total for Stephen Dilly PEO (Former) ($) (2)	Compensation Actually Paid for Alison Moore PEO (Current) ($) (1)(3)(5)	Compensation Actually Paid for Stephen Dilly PEO (Former) ($) (2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (4)(6)	Average Compensation Actually Paid for Non-PEO NEOs ($) (3)(4)(6)	CDXS Total Shareholder Return ($) (7)	Net Income (Loss) ($)
2025	2,323,279	2,194,601	920,916	(789,804)	1,269,310	187,206	35	(43,974,000)
2024	N/A	3,472,920	N/A	6,210,711	1,307,396	2,177,254	102	(65,276,000)
2023	N/A	3,122,215	N/A	1,226,537	1,935,536	1,010,396	65	(76,240,000)

(1)	Alison Moore was appointed as the Company’s President and Chief Executive Officer on November 7, 2025.
(2)	Stephen G. Dilly served as President and Chief Executive Officer of the Company from August 2022 until November 7, 2025.
(3)
To calculate CAP, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Drs. Moore and Dilly, and for the average of the other NEOs, is set forth below:

	2025
	Moore, Alison ($)	Dilly, Stephen ($)	Average Non-PEO NEOs ($)
Total Compensation from Summary Compensation Table	2,323,279	2,194,601	1,269,310
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	(1,321,217)	(639,674)	(341,541)
Year-end fair value of unvested awards granted in the current year	898,201	590,664	158,065
Year-over-year difference of year-end fair values for unvested awards granted in prior years	(669,364)	(1,861,027)	(604,617)
Fair values at vest date for awards granted and vested in current year	—	—	—
Difference in fair values between prior year-end fair values and vest	(309,983)	(1,074,368)	(294,011)
Forfeitures during current year equal to prior year-end fair value	—	—	—
Dividends or dividend equivalents not otherwise included in total compensation	—	—	—

Total Adjustments for Equity Awards	(1,402,363)	(2,984,405)	(1,082,104)

Compensation Actually Paid (as calculated)	920,916	(789,804)	187,206

(4)	Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
2025: Georgia Erbez, Stefan Lutz, and Kevin Norrett
2024: Georgia Erbez, Kevin Norrett, Alison Moore, Sriram Ryali and Margaret Nell Fitzgerald
2023: Sriram Ryali and Kevin Norrett

(5)
2025 compensation for Alison Moore is inclusive of pay for partial year service as Chief Technical Officer, prior to appointment as President & Chief Executive Officer, and equity awards received prior to her appointment as Chief Technical Officer.

(6)	2024 compensation for Alison Moore is inclusive of equity awards received as a non-employee Director prior to her appointment as Chief Technical Officer.

(7)	Cumulative TSR is determined based on the value of an initial fixed investment of $100 as of December 31, 2022.
Pay-Versus-Performance:
Graphical Description
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

•	the Company’s cumulative TSR; and

•	the Company’s Net Income

CAP and Cumulative TSR

CAP vs. TSR
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
Compensation ($000s)
$120
$90
$60
$30
$-
$(30)
Total Shareholder Return on $100 Invested at Beginning of Period
$65
$102
$35
$1,227
$1,010
$6,211
$2,177
$921
$(790)
$187.2
2023
2024
2025
PEO (Current) Compensation Actually Paid
PEO (Former) Compensation Actually Paid
Average NEO Compensation Actually Paid
CDXS value of $100 Invested 12/31/22

CAP and Company Net Income

CAP vs. Net Income (Loss)
Compensation ($000s)
Net Income (Loss) ($ Mil.)
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
$-
$(20)
$(40)
$(60)
$(80)
$(100)
2023
2024
2025
$1,227
$1,010
$(76.24)
$6,211
$2,177
$(65.28)
$921
$(790)
$187.2
$(43.97)
PEO (Current) Compensation Actually Paid
PEO (Former) Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Income ($Mil.)

Policies and Practices Regarding the Grant of Equity Awards
The compensation committee reviews and approves the annual grants equity awards, including stock options and RSUs, typically during the first quarter of the year. Equity awards may also be granted outside this annual cycle in connection with new hires, promotions, retention, or other purposes. When equity awards are granted, the exercise price will be equal to the closing market price of our common stock on the grant date. Our equity incentive plan prohibits the repricing or exchange/cash out of equity awards without shareholder approval.
The compensation committee neither grants equity awards in anticipation of the release of material nonpublic information, nor is the timing of filings of material nonpublic information based on equity award grant dates. If the compensation committee becomes aware of material nonpublic information before granting an equity award, it will evaluate the circumstances and exercise its business judgment in determining whether to proceed with or defer the grant.
During 2025, no stock option grants were made to any of our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC.
Clawback Policy
We have adopted a clawback policy to comply with the requirements of the Dodd-Frank Reform Act and the final Nasdaq listing rules. Under our Policy on Recoupment of Incentive Compensation, if we are required to restate our financial results due to material noncompliance with any financial reporting requirement under the federal securities laws, we will recoup from each current and former “executive officer” (within the meaning of Rule
10d-1
of the Exchange Act) any erroneously awarded incentive compensation, subject to limited exceptions.
Equity Compensation Plan Information
The following table provides certain information as of December 31, 2025, with respect to all of our equity compensation plans in effect on that date.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)(2)(3)	10,268,524	$3.88	13,178,763
Equity compensation plans not approved by security holders (4)	904,151	$2.85	68,556

Total	11,172,675	$3.80	13,247,319

(1)	Includes the 2010 Equity Incentive Plan (the “2010 Plan”), Amended and Restated 2019 Equity Incentive Award Plan (the “2019 Plan”) and the 2023 Employee Stock Purchase Plan (the “2023 ESPP”).
(2)
The number of shares of Codexis common stock that may be issued pursuant to outstanding awards under the 2010 Plan and 2019 Plan include, respectively: (A) outstanding awards of 54,556 shares underlying performance-based stock options and 1,863,684 time-based restricted stock units and (B) 7,808,668 shares underlying time-based stock options. The weighted average exercise price shown is for stock options; other outstanding awards have no exercise price. No new awards may be made under the 2010 Plan.

(3)
The number of shares of Codexis common stock available for issuance under the 2023 ESPP as of December 31, 2025 is 1,459,266 shares, of which 541,616 shares, included in column (a), may be issued under the 2023 ESPP in the purchase periods subsequent to December 31, 2025, based on the number of participants as of December 31, 2025.

(4)	Includes the 2022 Employment Inducement Award Plan and the 2024 Employment Inducement Awards Plan. The 2022 Employment Inducement Award Plan and 2024 Employment Inducement Award Plan each provide for the grant of
non-qualified
stock options, restricted stock units, restricted stock awards, performance awards, dividend equivalents, deferred stock awards, deferred stock units, stock payment and stock appreciation rights to a person not previously an employee or director of the Company, or following a bona fide period of non-employment,
as an inducement material to the individual’s entering into employment with the Company. The number of shares of Codexis common stock that may be issued pursuant to outstanding awards under the 2022 and 2024 Employment Inducement Award Plans include, respectively: (A) outstanding awards of 147,466 time-based restricted stock units and (B) 756,685 shares underlying time-based stock options. The weighted average exercise price shown is for stock options; other outstanding awards have no exercise price. No new awards may be made under the 2022 Employment Inducement Award Plan.

AUDIT MATTERS

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Codexis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The following is the report of the audit committee with respect to Codexis’ audited consolidated balance sheets as of December 31, 2025 and 2024, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2025 and the notes thereto.

Responsibilities. The audit committee operates under a written charter adopted by the Board. The role of the audit committee is to oversee our financial reporting process on behalf of the Board. Our management has the primary responsibility for our financial statements as well as our financial reporting process and principles, internal controls and disclosure controls. The Company’s independent registered public accounting firm for the years ended December 31, 2025 and 2024, KPMG, is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with U.S. generally accepted accounting principles. The Company’s prior independent registered public accounting firm, BDO, for the year ended December 31, 2023, was responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with U.S. generally accepted accounting principles. BDO was also responsible for expressing an opinion on our internal control over financial reporting based on its audit.

Review with Management. The audit committee has reviewed and discussed our audited financial statements (including the quality of our accounting principles) with management. Our management is responsible for the preparation, presentation and integrity of our financial statements. Management is also responsible for establishing and maintaining internal controls over financial reporting (as defined in Exchange Act Rule 13a-15(f)) and for evaluating the effectiveness of those internal controls and for evaluating any changes in those controls that will, or are reasonably likely to, affect internal controls over financial reporting. Management is also responsible for establishing and maintaining disclosure controls (as defined in Exchange Act Rule 13a-15(e)) and for evaluating the effectiveness of disclosure controls and procedures.

Review and Discussions with Independent Accountants. The audit committee has reviewed and discussed our audited financial statements (including the quality of Codexis’ accounting principles) with KPMG for the years ended December 31, 2025 and 2024, and with BDO for the preceding year. The audit committee has discussed with KPMG and BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. Further, the audit committee reviewed KPMG and BDO’s Report of Independent Registered Public Accounting Firm included in our Annual Report on Form 10-K related to its audit of the consolidated financial statements.

The audit committee has also received and reviewed the written disclosures and the letter from KPMG and BDO required by the applicable requirements of the PCAOB regarding KPMG and BDO’s communications with the audit committee concerning independence, and has discussed with KPMG and BDO its independence from us.

Conclusion. Based on the review and discussions referred to above, the audit committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Submitted by the Audit Committee of the Board of Directors:

David V. Smith (Chair)

H. Stewart Parker

Dennis P. Wolf

Raymond De Vré

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe below transactions, since January 1, 2024, to which we were a party or will be a party, in which:

•	The amounts involved exceeded or are expected to exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for its last two completed fiscal years; and

•	A director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Director and Officer Indemnification Agreements

In addition to the indemnification required in our Certificate of Incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our directors and executive officers. These agreements provide for the indemnification of our directors, officers, and certain employees for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were our agents. This description of the indemnification provisions of our indemnification agreements is qualified in its entirety by reference to these documents, each of which is attached as an exhibit to our most recent registration statement.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related party transaction policy. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Exchange Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000, and a related party had or will have a direct or indirect material interest. Under the policy, the audit committee is required to review the relevant facts and circumstances of any such transaction, arrangement or relationship, including whether the transaction is on comparable terms to arm’s length dealings with third parties, the extent of the related party’s interest in the transaction, and the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics. Such transactions, arrangements or relationships may only be consummated or continue if the audit committee approves or ratifies such transaction, arrangement or relationship. If advance approval by the audit committee is not feasible, then management may preliminarily enter into the transaction, arrangement or relationship upon prior approval by the chair of the audit committee, subject to ratification of the transaction, arrangement or relationship at the audit committee’s next regularly scheduled meeting.

Each transaction required to be reported under Item 404 of Regulation S-K since the beginning of last year was entered into in compliance with our related person transaction policy described above. Since January 1, 2024, there were no related party transactions requiring disclosure under SEC rules.

OTHER MATTERS

Stockholder Proposals and Nominations

Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders, your proposal must be received by our Secretary at our principal executive offices at 200 Penobscot Drive, Redwood City, CA 94063 no later than December 29, 2026, and must otherwise comply with Rule 14a-8. While our Board will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Proposals and Nominations Pursuant to Our Bylaws. Under our bylaws, in order to nominate a director or bring any other business before the stockholders at the 2027 Annual Meeting of Stockholders, other than proposals pursuant to Rule 14a-8, you must notify us in writing and such notice must be received by us no earlier than February 17, 2027 and no later than March 19, 2027. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 17, 2027, then we must receive such written notice not earlier than the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the 90th day prior to the 2027 Annual Meeting of Stockholders or, if later, the 10th day following the day on which disclosure of the date of such meeting is made by us. You must comply with specific procedures set forth in our bylaws and the nomination or proposal notice must contain the specific information required by our bylaws and, for nominations, the specific information required by Rule 14a-19(b) under the Exchange Act. You may write to our Secretary at our principal executive offices at 200 Penobscot Drive, Redwood City, CA 94063, to deliver the notices discussed above and to request a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to the bylaws. In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than April 18, 2027. In connection with the 2027 Annual Meeting of Stockholders, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

Householding of Proxy Materials

Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by us under those statutes, neither the preceding Compensation Committee Report nor the Audit Committee Report will be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on or accessible through our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2025 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov and our website at www.codexis.com. Upon written request by a Codexis stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the consolidated financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to 200 Penobscot Drive, Redwood City, CA 94063 Attention: Secretary.

BY ORDER OF THE BOARD

Alison Moore, Ph.D.

President and Chief Executive Officer

April 28, 2026

CODEXIS®

CODEXIS, INC.
200 PENOBSCOT DRIVE
REDWOOD CITY, CA 94063

SCAN TO
VIEW MATERIALS & VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95087-P50044

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CODEXIS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of the three Class I directors named in the Proxy Statement to hold office for a three-year term expiring at the 2029 Annual Meeting.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Stephen G. Dilly, M.B.B.S., Ph.D.
02) Raymond De Vré, Ph.D.
03) Rahul Singhvi, Sc.D.

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. To ratify the selection by the Audit Committee of our Board of Directors of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers.	☐	☐	☐

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CODEXIS, INC. 200 PENOBSCOT DRIVE REDWOOD CITY, CA 94063 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CDXS2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CODEXIS, INC. Annual Meeting of Stockholders June 17, 2026 9:00 AM, Pacific Time This proxy is solicited by the Board of Directors By signing the proxy, you revoke all prior proxies and appoint Alison Moore, Ph.D., and Georgia Erbez and each of them, with full power of substitution, to vote the shares on the matters shown on the reverse side and any other matters that may properly come before the Annual Meeting of Stockholders to be held at 9:00 AM, Pacific Time, on June 17, 2026, via live webcast at www.virtualshareholdermeeting.com/CDXS2026, or any and all adjournments and postponements thereof. The proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Any additional business as properly may come before the Annual Meeting of Stockholders or any adjournment or postponement thereof will be voted in accordance with the judgment of the person voting the proxy. You may revoke this proxy at any time prior to commencement of voting at the Annual Meeting of Stockholders or any adjournment or postponement thereof. Continued and